UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 11, 2005


                         ELINE ENTERTAINMENT GROUP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


             000-30451                              88-0429856
             ---------                              ----------
     (Commission File Number)          (IRS Employer Identification Number)


         8905 Kingston Pike, Suite 313, Knoxville, TN          37923
         --------------------------------------------          -----
           (Address of Principal Executive Offices)          (Zip Code)


                                 (215) 895-9859
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 11, 2005, Registrant entered into a Share Exchange Agreement to acquire majority control of CTD Holdings, Inc. (OTCBB: CTDH), a Florida-based company that sells cyclodextrins and provides consulting services in the area of commercialization of cyclodextrins applications. Under the terms of the share exchange agreement, Eline Entertainment will acquire a controlling interest in the voting securities of CTD Holdings, Inc. from its President and principal shareholder, Rick Strattan, in exchange for restricted common stock of Eline Entertainment. At the Closing Mr. Strattan will transfer to Eline Entertainment Group one (1) share of the Series A Preferred Stock of CTD Holdings, which represents all of the issued Series A Preferred Stock of CTD Holdings, solely in exchange for two hundred thousand (200,000) shares of the restricted common stock of Eline Entertainment Group. Each share of CTD Holdings Series A Preferred Stock is entitled to one vote more than one-half of all votes entitled to be cast by all holders of the voting capital stock of CTDH on any matter submitted to common shareholders so as to ensure that the votes entitled to be cast by the holder of the Series A Preferred Stock are equal to at least a majority of the total of all votes entitled to be cast by the common shareholders. Closing of the transaction is expected to occur within 90 days of the date of the Share Exchange Agreement. Further, the agreement may be cancelled at the option of either party if the closing does not occur within 90 days of the execution of the Share Exchange Agreement. A copy of the Share Exchange Agreement is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.1.


ITEM 7.01 REGULATION FD DISCLOSURE

On August 12, 2005, the Registrant issued a press release announcing that it signed a definitive agreement to acquire majority control of CTD Holdings, Inc. (OTCBB: CTDH), a Florida-based company that sells cyclodextrins (CDs) and provides consulting services in the area of commercialization of cyclodextrins applications. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.2.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

99.1 Share Exchange Agreement dated August 11, 2005 regarding the acquisition of majority control of CTD Holdings, Inc.

99.2 Press Release issued August 12, 2005 regarding agreement to acquire majority control of CTD Holdings, Inc.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2005                  Eline Entertainment Group, Inc.
                                        By: /s/ Barry A. Rothman
                                            --------------------
                                        Barry A. Rothman
                                        President

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